EXHIBIT 23.1

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 30, 2002, in the Registration Statement (Form S-1 No. 33-00000) of LP Innovations, Inc. for the registration of 5,090,040 shares of its common stock.

                                                          /s/ Ernst & Young LLP


Boston, Massachusetts
November 26, 2002